TRANS WORLD ENTERTAINMENT
                                 CORPORATION
                      FORM OF RESTRICTED STOCK AGREEMENT

    This Restricted Stock Agreement, dated as of , 1995 (the "Agreement"), is made by and between Trans World Entertainment Corporation, a New York corporation (the "Company"), and (the "Employee").

    WHEREAS, the Employee has been designated by the Compensation Committee of the Company's Board of Directors (the "Committee") to participate in the Trans World Entertainment Corporation 1990 Restricted Stock Plan (the "Plan"), which the Employee acknowledges receipt of;

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows.

    Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.

    1.  Award of Shares.  Pursuant to the provisions of the Plan, the terms of
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which are incorporated herein by reference, the  Employee  is  hereby  awarded shares of Restricted Stock (the "Award"), subject to the terms and
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conditions herein set forth.

    2.  Terms and Conditions.   It  is  understood  and  agreed that the Award
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evidenced hereby is subject to the following terms and conditions.

    (a) Vesting of Award. Subject to the other terms and conditions of this Agreement and the Plan, this Award shall become vested in one installment
    on             ,expressly  conditioned  on  complete  years  of continuous
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    employment (such yearly periods to be measured beginning          , 1995);
    provided,  however,  that  in accordance with and subject to the Plan, the
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    Committee may in its sole discretion accelerate the vesting of  the  Award or remove any restrictions relating thereto.

    (b) Vesting on Death or Disability.  In the event of  the  termination  of
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    the  Employee's employment with the Company for any reason whatsoever, all shares of Restricted Stock subject to the Award that have not vested in accordance with Section 2(a) or 2(b) above shall be forfeited by the Employee and become the property of the Company. If the Restricted Stock is forfeited, the Company shall be entitled to have the certificates representing the shares of Restricted Stock redelivered to it out of the escrow provided for in Section 2(d) hereof.

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    (c) Forfeiture of Unvested Shares.  In the event of the termination of the
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    Employee's  employment  with  the  Company  for any reason whatsoever, all shares of Restricted Stock subject to the Award which have not vested in accordance with Section 2(a) above and do not become vested under section 2(a) or 2(b) above shall be forfeited by the Employee and become the
    property of  the  Company.   If  the  Restricted  Stock  is forfeited, the
    Company shall be entitled to have the certificates representing the shares of Restricted Stock redelivered to it out of the escrow provided in
    Section 2(d) hereof.

    (d) Certificates.  Each certificate  issued in respect of Restricted Stock
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    awarded hereunder shall be deposited in escrow with  the  Company  or  its designee, selected by the Company in the Company's sole discretion, together with a stock power executed in blank by the Employee, and shall bear a legend disclosing the restrictions on transferability imposed on such Restricted Stock by this Agreement. Upon the vesting of Restricted Stock pursuant to Section 2(a) or 2(b) hereof, and the satisfaction of any withholding tax liability pursuant to Section 5 hereof, the certificates evidencing such vested Restricted Stock shall be delivered to the Employee.

    (e) Rights of a Shareholder.   Subject  to  Section 3 hereof, prior to the
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    time  a  share of Restricted Stock is fully vested hereunder, the Employee shall have all the rights of a shareholder of the Company, including the right to vote such shares of Restricted Stock; provided, however, that unless and until the vesting restrictions and other terms and conditions applicable to the Award have lapsed or are otherwise satisfied, the dividends applicable to such Restricted Stock shall be held by the Company for the Employee's account, and interest may be paid on any such dividends, at a rate and subject to such terms as determined by the
    Committee in its sole  and  absolute  discretion.   If Restricted Stock is
    forfeited pursuant to the terms of this Agreement, the related dividends and interest, if any, shall likewise be forfeited to the Company.

    (f) No  Right to Continued Employment.  Neither  the Plan, this Agreement,
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    this  Award  nor  any  other  action  taken  pursuant  to  the  Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Employee has a right to continue as an employee for any period of time, or at any rate of compensation, and shall not in any way interfere with the right of the Company to terminate the Employee's employment at any time.

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    3.  Restrictions on Transfer of Shares.  Neither the shares of  Restricted
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Stock  delivered  hereunder  nor  any  interest in them may be sold, assigned, disposed of, pledged, hypothecated, encumbered or in any other manner transferred, in whole or in part, until the vesting provisions herein and in the Plan have been satisfied, and thereafter only if all of the following conditions have been satisfied:

    (a) The listing, or approval for listing upon notice of issuance, that may be required of such shares on any securities exchange as may at the time be the principal market for the shares;

    (b) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification or an exemption therefrom supported by an opinion of counsel, which the board of directors shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable, including expiration of any requisite holding period under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"); and

    (c) The obtaining of any other consent, approval or permit for any state or federal governmental agency which the board of directors shall, in its absolute discretion based upon the advice of counsel, determine to be necessary or advisable.

    4. Legend on Restricted Stock. All certificates representing shares of Restricted Stock, unless such shares are registered under the Securities Act, shall bear the following legend or such other legend as the Company deems appropriate:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF SUCH REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND VESTING CONDITIONS SET FORTH IN A RESTRICTED STOCK AGREEMENT MAINTAINED WITH THE SECRETARY OF THE COMPANY.

    Any certificate issued at any time in exchange or substitution for any certificate bearing such legend or such other legend deemed appropriate by the Company shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 4 shall be binding upon all subsequent holders of certificates bearing the above legend.

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    5.  Acquisition for Investment.  The Employee represents and warrants that
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he is acquiring  the  shares  of  Restricted  Stock  distributed  hereby as an
investment and not with a view to  distribution  thereof.   The  Company  also
reserves the right to place any legend or other symbol on the share certificates issued or transferred pursuant to this Agreement and the Plan and to furnish any stop transfer or similar instructions to the transfer agent for its shares which the Company, in its sole discretion, may deem necessary and proper to ensure compliance with the above representation and warranty.

    6.  Adjustment Provisions.  If the shares of Common Stock outstanding  are
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changed,  such  that  its  effect in any fiscal year is greater than 5% of the
Company's Common Stock capitalization,  in  number  or  class,  by reason of a
split-up,    merger,    consolidation,    reorganization,    reclassification,
recapitalization, or any capital adjustment, including a stock dividend, or if any distribution is made to the holders of Common Stock other than a cash dividend, or other similar change is made in the corporate structure, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to this Agreement and the Plan.

    7.  Withholding.  The Employee agrees that there shall  be  deducted  from
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any  distribution  of  Restricted Stock under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of the Employee. With respect to any distribution of Restricted Stock, the Company shall have the right to sell without notice, such number of shares of the Restricted Stock distributable to the Employee as will provide funds for the payment of any tax so required to be paid by the Company for the Employee's account, unless prior to such sale, the Employee shall have paid to the Company the amount of such tax. Any balance of the proceeds of such sale shall be paid to the Employee. In effecting any such sale, the Company shall be deemed to be acting on behalf, and for the account of, the Employee.

    8.  Designation of Beneficiary.  The Employee may, with the consent of the
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Committee, designate a person  or  persons  to  receive,  in  the event of his
death,  any  shares  of  Restricted  Stock  distributable   hereunder.    Such
designation shall be made upon forms supplied by and delivered to the Company and may be revoked in writing. If the Employee fails effectively to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

    9.  References.   References  herein  to  rights  and  obligations  of the
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Employee  shall  apply,   where   appropriate,   to   the   Employee's   legal
representative, designated beneficiary or estate without regard to whether specific reference to such legal representative, designated beneficiary or estate is contained in a particular provision of this Agreement.

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    10. Notices.  Any notice  required or permitted to  be  given  under  this
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Agreement  shall  be  in  writing  and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:                               If to the Employee:

Trans World Entertainment Corporation
38 Corporate Circle
Albany, New York 12203
Attn.: Secretary

    11. Governing Law. This  Agreement  shall  be governed by and construed in
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accordance with the  laws  of  the  State  of  New  York,  without  regard  to principles regarding conflict of laws.

    12. Counterparts.   This  Agreement  may  be  executed in two counterparts
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each of which shall constitute one and the same instrument.

    13. Severability.   If  any  provision  or  any  term or condition of this
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Agreement or  any  application  thereof  to  any  person  or  circumstances is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Committee, such provision, term or condition may be amended to avoid such invalidity), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Trans World Entertainment                   -----------------------------
      Corporation                              [Print Name of Employee]

By:   /s/Robert J. Higgins
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    Robert J. Higgins, Chairman
    and Chief Executive Officer

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